                                                                   EXHIBIT 10.20

                                AMENDMENT NO. 1

                                      TO

                            STOCKHOLDERS' AGREEMENT


          AMENDMENT NO. 1 TO STOCKHOLDERS' AGREEMENT ("Amendment No.1") dated as of December 31, 1998, by and among AT&T WIRELESS PCS INC., a Delaware corporation (together with its Affiliated Successors (as hereinafter defined), "AT&T PCS"), the investors listed under the heading "Cash Equity Investors" on the signature pages hereto (individually, each a "Cash Equity Investor" and, collectively, with any of its Affiliated Successors, the "Cash Equity Investors"), the individuals listed under the heading "Management Stockholders" on the signature pages hereto (individually, each a "Management Stockholder" and, collectively, the "Management Stockholders") and TRITON PCS HOLDINGS, INC., a Delaware corporation (the "Company"). Certain capitalized terms used herein and not otherwise defined have the meaning assigned to such term in the Stockholders' Agreement referred to below.

          WHEREAS, each of the parties hereto (other than the Company) are stockholders of the Company;

          WHEREAS, the parties hereto are parties to that certain Stockholders' Agreement, dated as of February 4, 1998 (the "Stockholders' Agreement"), pursuant to which, among other things, the parties hereto entered into certain agreements regarding the operation of the Company's business;

          WHEREAS, AT&T PCS and the Company are parties to that certain Asset Purchase Agreement, dated as of the date hereof, (the "Asset Purchase Agreement") pursuant to which, among other things, the Company has acquired from AT&T PCS, a portion of the A Block PCS License for the Norfolk, Virginia BTA owned by AT&T PCS covering such market, on the term set forth thereon;

          WHEREAS, pursuant to the Asset Purchase Agreement it was agreed, and the Company and AT&T PCS desire, that the Stockholders' Agreement be amended to provide that (i) the term "PCS Territory" as used in the Stockholders' Agreement include the Norfolk, Virginia BTA, (ii) Schedule V to the Stockholders' Agreement include the build-out plan for the Norfolk, Virginia BTA, and (iii)
Section 8.6(a) (Exclusivity) to the Stockholders' Agreement be amended and restated as set forth on Exhibit 7.3(d) to the Asset Purchase Agreement.

          NOW THEREFORE, in consideration of the mutual promises and covenants herein contained and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

     1.   Amendments.
          ----------

          (a) Schedule VI to the Stockholders' Agreement is hereby amended and restated in its entirety as set forth on Schedule 1 attached hereto.

          (b) Schedule V to the Stockholders' Agreement, "Minimum Build-Out Plan", shall be amended to include the Minimum Build-Out Plan for the Norfolk, VA BTA as set forth in Schedule 2 to this Amendment No. 1.

          (c) Section 8.6(a) of the Stockholders' Agreement is hereby amended and restated in its entirety as set forth in Schedule 3 attached hereto.

          2.  Severability of Provisions. Any provision of this Amendment No.
              --------------------------
1 which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          3.  Agreements to Remain in Full Force and Effect. This Amendment No.
              ---------------------------------------------
1 shall be deemed to be an amendment to the Stockholders' Agreement. All references to the Stockholders' Agreement in any other agreements or documents shall on and after the date hereof be deemed to refer to the Stockholders' Agreement as amended hereby. Except as amended hereby, the Stockholders' Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects.

          4.  Heading. The headings in this Amendment No. 1 are inserted for
              -------
convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent or intent of this Amendment No. 1 or any provision thereof.

          5.  Counterparts. This Amendment No. 1 may be executed in
              ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

          6.  Governing Law. This Amendment No. 1 shall be governed and
              -------------
construed in accordance with the laws of the State of Delaware.

                           [signature pages follow]

          IN WITNESS WHEREOF, each of the parties has executed or consent this Agreement be executed by its duly authorized officers as of the date first written above.

                            AT&T WIRELESS PCS INC.


                            By: ________________________________
                                Name:
                                Title:


                            TRITON PCS HOLDINGS, INC.


                            By: /s/ [SIGNATURE ILLEGIBLE]^^
                               ---------------------------------
                                Name:
                                Title:


CASH EQUITY INVESTORS:

                            CB CAPITAL INVESTORS, L.P.

                            By:  CP Capital Investors, Inc., its general partner


                            By: /s/ [SIGNATURE ILLEGIBLE]^^
                               ---------------------------------
                                Name:  Arnold [ILLEGIBLE]^^
                                Title: Vice-President


                            J.P. MORGAN INVESTMENT CORPORATION


                            By: /s/ John W. Watkins
                               ---------------------------------
                                Name:  John Watkins
                                Title: Managing Director

                SIXTY WALL STREET SBIC FUND, L.P.

                By: Sixty Wall Street SBIC Corporation, its general partner


                By: /s/ John W. Watkins
                   ---------------------------------------
                    Name:  John Watkins
                    Title: Managing Director


                PRIVATE EQUITY INVESTORS III, L.P.

                By: Rohit M. Desai Associates, III, L.L.C., its general partner


                By:_______________________________________
                    Name:
                    Title:


                EQUITY-LINKED INVESTORS-II

                By Rohit M. Desai Associates-II, its general partner


                By:_______________________________________
                    Name:
                    Title:


                TORONTO DOMINION CAPITAL (USA), INC.


                By:_______________________________________
                    Name:
                    Title:

                        FIRST UNION CAPITAL PARTNERS, INC.


                        By: /s/ [SIGNATURE ILLEGIBLE]^^
                           ------------------------------------
                           Name:  [SIGNATURE ILLEGIBLE]^^
                           Title: S V P


                        DAG-TRITON PCS, L.P.

                        By:  Duff Ackerman Goodrich, L.L.C., its general partner


                        By: /s/ John M. Duff Jr.
                           ------------------------------------
                           Name:  John M. Duff Jr.
                           Title: Managing Member

MANAGEMENT STOCKHOLDERS:

                        MICHAEL E. KALOGRIS

                        /s/ Michael E. Kalogris
                        ---------------------------------------


                        STEVEN R. SKINNER

                        /s/ Steven R. Skinner
                        ---------------------------------------


                        DAVID D. CLARK

                        /s/ David D. Clark
                        ---------------------------------------


                        CLYDE SMITH

                        /s/ Clyde Smith
                        ---------------------------------------

                        PATRICIA GALLAGHER


                        _______________________________________


                        DAVID STANDIG

                        /s/ David L. Standig
                        ---------------------------------------


                        MICHAEL MEARS

                        /s/ Michael C. Mears
                        ---------------------------------------


                        MICHAEL E. KALOGRIS, AS TRUSTEE
                        UNDER AMENDED AND RESTATED COMMON
                        STOCK TRUST AGREEMENT FOR MANAGEMENT
                        EMPLOYEES AND INDEPENDENT DIRECTORS
                        DATED JUNE 26, 1998


                        /s/ Michael E. Kalogris
                        ---------------------------------------


                        SCOTT ANDERSON

                        /s/ Scott Anderson
                        ---------------------------------------


                        JOHN BELETIC

                        /s/ John Beletic
                        ---------------------------------------

                                                                      SCHEDULE I

                                                                     SCHEDULE VI

                                 PCS TERRITORY
                                 -------------

I.     From Washington MTA                                BTA Market Designator
       Charlottesville, VA                                            B075
       Cumberland, MD                                                 B100
       Fredericksburg                                                 B156
       Harrisonburg, VA                                               B183
       Hagerstown, MD-Chambersburg
        PA-Martinsburg, WV                                            B179
       Winchester, VA                                                 B479

II.    From Richmond MTA
       Danville, VA                                                   B104
       Lynchburg, VA                                                  B266
       Martinsville, VA                                               B284
       Norfolk-Virginia Beach, Newport News
        Hampton, VA                                                   B324
       Richmond, VA                                                   B374
       Roanoke, VA                                                    B376
       Staunton-Waynesboro, VA                                        B430

III.   From Knoxville MTA
       Kingsport, Johnson City, TN-Bristol VA                         B229
       Middlesboro, TN                                                B295

IV.    From Atlanta MTA
       Augusta, GA                                                    B026
       Savannah, GA (Beaufort, Hampton)
        and Jasper Counties)                                          B410

V.     From Charlotte MTA
       Anderson, SC                                                   B016
       Ashville-Hendersonville, NC                                    B020
       Charleston, SC                                                 B072
       Columbia, SC                                                   B091
       Fayetteville-Lumbertan, NC                                     B141
       Florence, SC                                                   B147
       Goldsboro-Kinston, NC                                          B165
       Greenville-Spartanburg, SC                                     B177
       Greenville-Washington, NC                                      B176

       Greenwood, SC                                         B178
       Hickory-Lenoir-Morgantan, NC                          B189
       Jacksonville, NC                                      B214
       Myrtle Beach, SC                                      B312
       New Bern, NC                                          B316
       Orangeburg, SC                                        B335
       Roanoke Rapids, NC                                    B377
       Rocky Mount-Wilson, NC                                B382
       Sumter, SC                                            B436
       Wilmington, NC                                        B478

                                                                      Schedule 2

                             TRITON COMMUNICATIONS

                          MINIMUM BUILD-OUT SCHEDULE
                             NORFOLK, VIRGINIA BTA


     ____ millions pops/1/ (80% of total pops) within 5 years of the closing of the Securities Purchase Agreement, with such minimum build-out bench marks within such five year period as shall be mutually agreed to by AT&T PCS and the Company.



_______________________

     /1/ The number of pops will equal 80% of the total pops in the Norfolk, Virginia BTA.

                                                   SCHEDULE 3 TO AMENDMENT NO. 1
                                                      TO STOCKHOLDERS' AGREEMENT

         8.6   Exclusivity.
               -----------

               (a) None of the Stockholders or their respective Affiliates will provide or resell, or act as the agent for any Person offering, within the Territory, Company Communications Services except that, AT&T PCS and its Affiliates may (i) resell, or act as the Company's agent for, Company Communications Services provided by the Company in accordance with the Resale Agreement (or any other agreement between AT&T PCS and its Affiliates, on the one hand, and the Company, on the other hand), including bundling any such Company Communications Services with other telecommunications services marketed, offered and provided or resold by such Person, (ii) provide or resell wireless telecommunications services to or from specific locations (such as buildings or office complexes), even if the subscriber equipment used in connection with such service may be capable of routine movement within a limited area (such as a building or office complex), and even if such subscriber equipment may be capable of obtaining other telecommunications services beyond such limited area (which other services may include routine movement beyond such limited area) and hand-off between the service to such specific locations and such other telecommunications services; provided, however, that if AT&T PCS or any of its Affiliates sells such mobile wireless subscriber equipment such equipment shall be capable of providing (but not necessarily on an exclusive basis) Company Communications Services and (iii) resell Company Communications Services provided by a Person other than the Company in any geographical area within the Territory in which the Company has not placed a Company System into commercial service (it being understood that in the event that AT&T PCS or any of its Affiliates that is reselling Company Communication Services of a Person other than the Company in a geographic area within the Territory at the time the Company places a portion of a Company System including such geographic area into commercial service, AT&T PCS or its Affiliates, as applicable, shall terminate such resale arrangement with respect to such geographic areas within thirty (30) days of the date such portion of a Company System is placed in commercial service). AT&T PCS agrees to provide the Company with not less than sixty (60) days' prior notice of AT&T PCS's intention to engage in any resale activities described in clause (iii) hereof to provide the Company with the opportunity to discuss such proposed resale activities with AT&T PCS, such notice to include
(x) a reasonable description of such resale activities (including, without limitation, the identity, if known by AT&T PCS at such time, of the Person AT&T PCS intends to engage to provide such Company Communications Services) and (y) AT&T PCS's confirmation that only dual band/dual mode phones shall be used in connection with such resale activities. AT&T PCS further agrees that upon a Company System being placed into commercial operation in any such geographic area within the Territory it will transfer all of its subscribers in such geographic area to the Company System either directly to the Company or on the terms and subject to the conditions contained in the Resale Agreement. In connection with any such transfer, AT&T PCS will use its best efforts to facilitate such transfer, including cooperating with the Company regarding the form(s) of notice to be sent to such subscribers informing them of such transfer. To the extent the "other telecommunications services" referred to in clause (ii) of the immediately preceding sentence constitute Company Communications Services, neither AT&T

PCS nor any of its Affiliates may provide or resell, or act as agent for any Person offering, such "other telecommunications services" except in accordance with the terms of clause (i) of the immediately preceding sentence. Nothing herein shall be construed to limit in any respect any advertising and promotional and similar activities by AT&T PCS or its Affiliates or any Cash Equity Investor or any of its Affiliates.